EXHIBIT 99.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement, dated as of December 3, 2002 (this “Agreement”), is entered into by and among Atmos Energy Corporation, a Texas and Virginia corporation (“Issuer”), and the stockholders named on the signature pages hereto (each a “Holder” and collectively, the “Holders”).

RECITALS

A.    Issuer, Mississippi Valley Gas Company, a Mississippi corporation (the “Company”), and the Holders have entered into an Agreement and Plan of Merger and Reorganization, dated as of September 21, 2001 (the “Merger Agreement”), which provides, among other things, that (i) the Company will be merged with and into Atmos and (ii) the Holders shall have the right to receive, in exchange for all of the capital stock of the Company issued and outstanding immediately prior to the merger, shares of common stock, no par value, of Issuer (“Common Stock”) and cash.

B.    As a condition precedent to the consummation of the transactions contemplated by the Merger Agreement, Issuer has agreed to grant the Holders certain registration rights, as set forth herein, with respect to the Registrable Securities.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and the mutual representations, warranties, covenants, and agreements hereinafter set forth, the parties hereto agree as follows:

1.    Definitions.

(a)    All capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Merger Agreement.

(b)    “Registrable Securities” means (i) all of the Common Stock issued to a Holder as a portion of the Merger Consideration pursuant to the Merger Agreement, plus (ii) all other securities of Issuer issued in respect of such Common Stock, by way of a stock split, stock dividend, recapitalization, merger or consolidation, or otherwise, but exclusive of (iii) any securities described in clause (i) or (ii) above sold in a public offering registered under the Securities Act or which (x) have been sold, or (y) with respect to any Registrable Securities held by any Holder, all Registrable Securities then owned by such Holder that can be sold in any three-month period, in either case pursuant to Rule 144(k) (or any successor provision thereto) promulgated under the Securities Act.

(c)    “Registration Expenses” means all expenses incident to Issuer’s performance of or compliance with this Agreement, including all registration, filing, listing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and expenses of counsel for Issuer and of its independent public accountants, including the expenses of any audits or “comfort” letters required by or incident to such performance and compliance and any fees and disbursements of underwriters customarily paid by issuers of securities, but excluding underwriting discounts and commissions, transfer taxes, if any, and the fees and expenses of any counsel retained by the Holders.

2.    Demand Registration Rights.

(a)    Demand. At any time after the Closing Date and prior to the third anniversary of the Closing Date, any one or more Holders (the “Requesting Holders”) may make a request in writing (a “Demand Request”) that Issuer register all or part of the Registrable Securities held by such Requesting Holders under the Securities Act for the purpose of effecting an underwritten offering thereof (a “Demand Offering”); provided, however, that the Registrable Securities proposed to be sold by the Requesting Holders in such Demand Offering have an aggregate offering price of at least $30 million (unless all remaining Registrable Securities are to be sold, in which case such request may relate to Registrable Securities having an aggregate offering price of less than $30 million). Each Demand Request shall specify the number of Registrable Securities proposed to be sold. Subject to the terms and provisions of this Agreement, Issuer shall prepare and file, within 60 days after receiving a Demand Request, a registration statement under the Securities Act required to permit the offering of such Registrable Securities (provided that Issuer shall in no event be required to file any such registration statement prior to the 90th day following the Closing Date) and shall use all commercially reasonable efforts to cause any such registration statement to be declared effective by the SEC as promptly as practicable after any such filing; provided, that Issuer need register only two Demand Offerings and Issuer need not file more than one such registration statement in any 12-month period.

(b)    Effective Registration and Expenses. A Demand Request will not count as a Demand Offering until the registration statement required to effect such Demand Offering has become effective (unless the Requesting Holders withdraw all their Registrable Securities and Issuer has performed its obligations hereunder in all material respects, in which case such demand will count as a Demand Offering unless the Requesting Holders pay all Registration Expenses in connection with such withdrawn Demand Request).

(c)    Underwriting Requirements in Demand Registration; Selection of Underwriters. The offering of Registrable Securities pursuant to a Demand Offering shall be in the form of a “firm commitment” underwritten offering designed to achieve a wide distribution of shares of Common Stock so that no purchaser thereof in the Demand Offering acquires more than 1% of the shares of Common Stock then outstanding; provided that no Holder shall have any liability to the Issuer if the “firm commitment” underwriting does not achieve such a distribution. Issuer shall select the investment banking firm or firms to manage the underwritten offering, subject to the reasonable approval of the Requesting Holders holding a majority of the Registrable Securities then held by the Requesting Holders.

(d)    Underwriting Agreement. All Holders proposing to distribute Registrable Securities pursuant to a Demand Offering shall (together with Issuer and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the investment banking firm or firms selected by Issuer to manage the underwritten offering. Issuer will use reasonable efforts to ensure that no underwriter shall require any Holder of Registrable Securities to make any representations or warranties to or agreements with Issuer or the underwriters other than representations, warranties or agreements regarding such Holder and such Holder’s intended method of distribution and any other representation required by law, and, despite Issuer’s reasonable efforts, if an underwriter requires any Holder of Registrable Securities to make additional representation or warranties to or agreements with such underwriter, such Holder may elect not to participate in such underwritten offering (but shall not have any claims against Issuer as a result of such election) and the registration shall nevertheless will count as a Demand Offering.

(e)    Priority in Demand Offerings. All securities to be sold for the account of each Requesting Holder, any other Person that Issuer is obligated to include therein, and Issuer shall be included in a Demand Offering unless the managing underwriter or underwriters shall advise Issuer in writing that the inclusion of all such securities is reasonably likely to materially and adversely affect the price or success of the offering (a “Material Adverse Effect”), in which case the securities of such other Persons and Issuer shall be excluded to the extent required to avoid the reasonable likelihood of a Material Adverse Effect.

(f)    Rights of Nonrequesting Holders. If more than one Holder who has the right to require Issuer to effect a Demand Offering (each a “Demand Holder”) submits a Demand Request to the Company within a period of 20 days, all such requesting Persons shall be considered “Requesting Holders” for purposes of this Section 2. Upon receipt of any Demand Request from any Demand Holder, the Company shall promptly (but in any event within ten days) give written notice of the proposed Demand Offering to all other Holders who are not already Requesting Holders. Such other Holders shall have ten days to make a Demand Request and, upon any such Demand Request, shall be considered Requesting Holders for purposes of this Section 2.

3.    “Piggy-Back” Registration Rights.

(a)    Right to Include Registrable Securities. If, at any time after the Closing Date and prior to the third anniversary of the Closing Date, Issuer proposes to register any shares of Common Stock under the Securities Act in connection with an underwritten public offering of such shares of Common Stock solely for cash (other than a registration (i) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, (ii) with respect to an employee benefit plan, (iii) solely in connection with a Rule 145 transaction under the Securities Act, or (iv) of convertible debt), whether or not for sale for its own account (a “Proposed Registration”), Issuer will give prompt written notice (which shall be at least 20 days prior to filing) to all Holders of Registrable Securities of its intention to do so, and such Holders’ rights under this Section 3. Upon the written request of any such Holder made within ten days after the receipt of any such notice, Issuer will use reasonable efforts to include in such registration the Registrable Securities then held by such Holders that such Holders so request; provided, however, that if, at any time after giving written notice of a Proposed Registration and prior to the effective date of the registration statement filed in connection with such Proposed

Registration, Issuer shall determine for any reason not to register Common Stock or to delay the Proposed Registration, Issuer may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon:

(i)    in the case of a determination not to register Common Stock, shall be relieved of its obligation to register any Registrable Securities in connection with such Proposed Registration (but not from its obligation to pay the Registration Expenses in connection therewith), and

(ii)    in the case of a delay in registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in the Proposed Registration.

Notwithstanding anything in this Section 3(a) to the contrary, Issuer shall be under no obligation to provide written notice to any Holder with respect to, and the Holders will have no rights to register the Registrable Securities under this Section 3(a) as a result of, any registration statement filed prior to the Closing Date (including any supplement or amendment filed with respect thereto), whether or not such registration statement has been declared effective by the SEC as of the Closing Date.

(b)    Delayed Offerings. If a Proposed Registration contemplates future delayed offerings of shares of Common Stock for cash by the Company pursuant to Rule 415 under the Securities Act (a “Rule 415 Registration”), no Holder shall be entitled to participate in any such delayed offering unless such Holder has duly requested to be, pursuant to Section 3(a), and has been, named as a selling shareholder in a registration statement filed in connection with such Rule 415 Registration prior to its effectiveness, and then only in respect of the number of Registrable Securities included therein. Being named as a selling shareholder in a registration statement filed in connection with a Rule 415 Registration shall not entitle any Holder to sell any Registrable Securities under such registration statement, except in connection with an underwritten public offering of shares of Common Stock for cash by the Company. The participation in any delayed offering of Common Stock by the Company shall be conditioned upon the requirements of this Section 3(b), and the notices, possible cutbacks and other terms and conditions applicable to Proposed Registrations set forth in this Agreement shall apply thereto. In no event shall any Holder be entitled to participate in a delayed offering that is reasonably expected to close after the third anniversary of the Closing Date.

(c)    Underwriting Requirements in Piggy-back Registration; Selection of Underwriters. The right of any Holder to include such Holder’s Registrable Securities in a Proposed Registration shall be conditioned upon such Holder’s participation in the related underwriting and the inclusion of such Holder’s Registrable Securities in such underwriting to the extent provided herein. The selection of the underwriter or underwriters for the public offering to be made pursuant to a registration statement filed in connection with a Proposed Registration shall be made by Issuer, in its sole discretion.

(d)    Underwriting Agreement. The Holders of Registrable Securities to be distributed in connection with a Proposed Registration shall become parties to the underwriting agreement between Issuer and the underwriter or underwriters selected by Issuer. Issuer will use reasonable efforts to ensure that no underwriter shall require any Holder of Registrable Securities to make any representations or warranties to or agreements with Issuer or the underwriters other than representations, warranties or agreements regarding such Holder and such Holder’s intended method of distribution and any other representation required by law, and, despite Issuer’s reasonable efforts, if an underwriter requires any Holder of Registrable Securities to make additional representation or warranties to or agreements with such underwriter, such Holder may elect not to participate in such underwritten offering (but shall not have any claims against Issuer as a result of such election).

(e)    Priority. If, in connection with a Proposed Registration, the managing underwriter advises Issuer in writing that, in its opinion, the number of Registrable Securities requested by the Holders to be included pursuant to Section 3(a) exceeds the number which can be sold without the reasonable likelihood of a Material Adverse Effect, then the number of Registrable Securities to be registered shall be limited by withdrawing from registration the shares of: first, the Holders and any other Persons then holding piggy-back registration rights with respect to such registration pro rata; then, Issuer; and then, any Person then holding demand registration rights with respect to such registration.

4.    Registration Procedures. If and whenever Issuer is required to use reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 or Section 3, Issuer will, subject to the terms and conditions of this Agreement:

(a)    prepare and file with the SEC a registration statement to effect such registration and use reasonable efforts to cause such registration statement to become effective; provided, however, that as provided in Section 3, if Issuer discontinues a Proposed Registration at any time prior to the effective date of the registration statement relating thereto, it may also discontinue any registration of the Registrable Securities;

(b)    prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition or the expiration of 90 days after such registration statement becomes effective;

(c)    furnish to each Holder of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request;

(d)    use reasonable efforts to register or qualify, prior to the effective date of such registration, all Registrable Securities covered by such registration statement under such securities or blue sky laws of such jurisdictions as each Holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that Issuer shall not for any such purpose be required to:

(i)    qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 4(d) be obligated to be so qualified,

(ii)    subject itself to taxation in any such jurisdiction, or

(iii)    consent to general service of process in any such jurisdiction;

(e)    use reasonable efforts to cause, prior to the effective date of such registration statement, all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities with jurisdiction over Issuer as may be necessary to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities;

(f)    furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 2 or Section 3, on the date that such Registrable Securities are delivered to the underwriters for sale, (i) a copy of any opinion of counsel to Issuer addressed to the underwriters or Issuer and (ii) a copy of any letters from the independent accountants of Issuer, addressed to the underwriters or Issuer, which opinion and letters shall expressly provide that the Holders of Registrable Securities to which such registration relates shall be entitled to rely thereon as though they were addressed to such Holders;

(g)

(i)    immediately notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event or the existence of any condition as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or, if in the opinion of counsel for Issuer, it is necessary to supplement or amend such prospectus to comply with law and, after such notice,

(ii)    at the request of any such Holder, promptly prepare and furnish to such Holder and its counsel a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or such prospectus, as supplemented or amended, shall comply with law;

(h)     use reasonable efforts to list or admit all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed or any other trading market on which any of the Registrable Securities are then admitted for trading;

(i)     promptly notify each Holder and the underwriter or underwriters, if any, of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of, or of the issuance by the SEC of, any stop order suspending the effectiveness of such registration statement;

(j)     make available to the Holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Rule 158 (or any successor provision thereto) promulgated under the Securities Act; and

(j)     pay all Registration Expenses relating to any such registration.

5.    Holder Obligations.

(a)    Issuer may require each Holder of Registrable Securities as to which any registration is being effected pursuant to Section 2 or Section 3 to furnish Issuer with such information and undertakings regarding such Holder and the distribution of such securities as Issuer may from time to time reasonably request in writing.

(b)    Each Holder of Registrable Securities agrees:

(i)    that upon receipt of any notice from Issuer of the happening of any event of the kind described in Section 4(g), such Holder will forthwith discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(g) and, if so directed by Issuer, will deliver to Issuer all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice, and

(ii)    that it will immediately notify Issuer, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by such Holder to Issuer in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

In the event Issuer or any such Holder shall give any such notice, the period referred to in Section 4(b) shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to Section 4(g) to and including the date when each Holder of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(g).

6.    Holdback Agreements.

(a)    Each Holder of Registrable Securities agrees, if reasonably required by a managing underwriter of any offering of Registrable Securities pursuant to Section 2 or Section 3, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Registrable Securities pursuant to Section 2 or Section 3, enter into any transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, however any such transaction is to be settled, or publicly disclose any intention to do so, during the seven days prior to and for up to 90 days after any firm commitment underwritten registration has become effective, except as part of such underwritten registration, whether or not such Holder participates in such registration.

(b)    Issuer agrees, if reasonably required by a managing underwriter of any Demand Offering, not to make a public distribution of shares of Common Stock (other than as part of such registration or in connection with any acquisition or employee benefit plan) during the seven days prior to the effectiveness of the registration statement filed in connection with such Demand Offering and during a period thereafter not to exceed the period (up to 90 days) reasonably required by such managing underwriter to effect the distribution of the Registrable Securities contemplated for such Demand Offering.

7.    Certain Rights of Holders. Issuer will not file any registration statement under the Securities Act which refers to any Holder of Registrable Securities by name or otherwise as a selling shareholder without the prior written approval of such Holder, which may not be unreasonably withheld or delayed. Issuer will furnish drafts of any such registration statement to such Holder and its counsel as soon as reasonably practicable prior to the anticipated filing date in order to provide such Holder and its counsel a reasonably adequate period for review.

8.    Indemnification.

(a)    Indemnification by Issuer. In the event of any registration of any securities of Issuer under the Securities Act, Issuer will, and hereby does, to the full extent permitted by law indemnify and hold harmless the participating Holder of any Registrable Securities covered by any registration statement filed pursuant to Section 2 or Section 3 and each other Person, if any, who controls such participating Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof, whether or not such Holder is a party thereto, and including reasonable costs of investigation and legal expenses) (collectively, “Claims”), to which such Holder may become subject under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto (if used during the period Issuer is required to keep the registration statement current) or any documents incorporated therein (collectively, “Registration Documents”), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a prospectus or preliminary prospectus, in light of the circumstances in which they were made), or any violation by Issuer of the Securities Act or any state securities law, or any rule or regulation promulgated under the Securities Act or any state securities law, or any other law applicable to Issuer relating to any such registration or qualification, and Issuer will reimburse such Holder for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that Issuer shall not be liable in any such case to the extent that any such Claim or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Document in reliance upon and in conformity with written information furnished to Issuer through an instrument duly executed by such Holder stating that it is for use in the preparation thereof; provided further, that Issuer shall not be liable to any Holder to the extent that any Claim or expense arises out of the failure by such Holder to send or give a copy of the final prospectus to the Person claiming an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder and shall survive the transfer of such securities by such Holder.

(b)    Indemnification by the Holders. Issuer may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2 or Section 3, that Issuer shall have received an undertaking satisfactory to it from the Holder of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in this Section 8(b)) Issuer, each director of Issuer, each officer of Issuer and each other person, if any, who controls Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each underwriter participating in any distribution being made pursuant to such registration statement, with respect to any statement or alleged statement or omission or alleged omission from such Registration Document, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Issuer through an instrument duly executed by such Holder specifically stating that it is for use in the preparation of such Registration Document. Notwithstanding the foregoing, in no event shall any Holder be liable to indemnify Issuer pursuant to this Section 8(b) in an amount in excess of the amount of the net proceeds of the Registrable Securities sold by it in any such offering. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Issuer of any such director, officer or controlling person and shall survive the transfer of such securities by such Holder.

(c)    Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Claim referred to in the preceding subdivisions of this Section 8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 8, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall consent to entry of any judgment or enter into any settlement of any pending or threatened proceeding in respect of which an indemnified party is or could have been a party and indemnity could have been sought under Section 8(a) without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)    Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 8 (with appropriate modifications) shall be given by Issuer and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act. If the indemnification provided for in Sections 8(a), (b) or (c) is unavailable to an indemnified party or insufficient in respect of any Claims referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Claims (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such Claims, as well as any other relevant equitable considerations; provided, however, that in no event shall any Person be liable for contribution to the extent that any such Claim arises out of or is based upon an untrue statement or omission made by such Person seeking contribution. Notwithstanding the foregoing, no indemnifying party (other than the Issuer) shall be required pursuant to this paragraph (d) to contribute any amount in excess of the proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Claims of the indemnified parties relate.

9.    Representations, Warranties and Covenants of the Issuer:

(a)    Authority. The Issuer has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by the Issuer of this Agreement, and the performance by the Issuer of its obligations hereunder, has been duly and validly authorized by the Board of Directors of the Issuer, no other corporate action on the part of the Issuer or its shareholders being necessary. This Agreement has been duly and validly executed and delivered by the Issuer and constitutes a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or laws rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws.

(b)    No Existing Agreements. There is not in effect on the date hereof any agreement to which the Issuer is a party (other than this Agreement) pursuant to which any holders of the securities of the Issuer have a right to cause the Issuer to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction that would be breached by or conflict with or be inconsistent with any provision of this Agreement, including the provisions of Sections 2(e) and 3(e).

(c)    Future Agreements. For so long as the Holders own any Registrable Securities, the Issuer shall not hereafter agree with the holders of any securities issued or to be issued by the Issuer to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction unless the rights so granted, if exercised, would not conflict with, be inconsistent with or violate any provision of this Agreement, including the provisions of Section 2(e) and 3(e). The grant of demand registration rights shall be deemed not to be inconsistent with the provisions of this Agreement.

10.    Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

If to Atmos, to:

Atmos Energy Corporation
1800 Three Lincoln Centre
5430 LBJ Freeway
Dallas, TX 75240
Attn: Louis P. Gregory
Facsimile No.: (972) 855-3080

with a copy to:

Gibson, Dunn & Crutcher LLP
2100 McKinney Avenue, Suite 1100
Dallas, TX 75201
Attn: Irwin F. Sentilles, III
Facsimile No.: (214) 698-3400

If to the Company, to:

Mississippi Valley Gas Company
P.O. Box 3348
Jackson, MS 39027
Attn: Matthew L. Holleman, III
Facsimile No.: (601) 961-6876

If to the Holders, to:

Robert M. Hearin Support Foundation
P.O. Box 2540
Jackson, MS 39207
Attn: Daisy Blackwell
Facsimile No.: (601) 961-6876

Estate of Leon Hess
c/o Hess Group LLC
1185 Avenue of the Americas
40th Floor
New York, NY 10036
Attn: Robert Connor
Facsimile No.: (212) 536-8488

Twenty-Five Year Charitable Lead Annuity Trust under the Will of Leon Hess
c/o Hess Group LLC
1185 Avenue of the Americas
40th Floor
New York, NY 10036
Attn: Robert Connor
Facsimile No.: (212) 536-8488

with a copy to:

Milbank, Tweed, Hadley & McCloy LLP
One Chase Manhattan Plaza
New York, NY 10005
Attn: Robert S. Reder, Esq.
Facsimile No.: 212-530-5219

Baker, Donelson, Bearman & Caldwell
P.O. Box 14167
Jackson, MS 39236
Attn: James K. Dossett, Jr.
Facsimile No.: (601) 592-7482

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 10, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 10, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section 10, be deemed given upon receipt. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

11.    Amendments; No Waivers.

(a)    Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

(b)    No waiver by a party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent occurrence. No failure or delay by a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

12.    Expenses. Each party hereto shall bear its own accounting and legal fees and other costs and expenses with respect to the negotiation and preparation of this Agreement and the consummation of the transactions contemplated hereby, except as otherwise provided herein.

13.    Assignment; Binding Effect. No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of each other party, except that the Estate of Leon Hess may assign any or all of its rights, interests and obligations hereunder to any transferee of Registrable Securities who received such Registrable Securities pursuant to the provisions of the Last Will and Testament of Leon Hess; provided that any such transferee agrees in writing to be bound by all of the terms, conditions and provisions contained herein and shall be considered a “Holder” for purposes of this Agreement. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

14.    Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws (without reference to choice or conflict of laws that would apply any other law) of the State of Texas.

15.    Counterparts. This Agreement may be signed in any number of counterparts and the signatures delivered by telecopy, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

16.    Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements,

understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement.

17.    Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. All references to an Article or Section include all subparts thereof.

18.    Severability. If any provision of this Agreement, or the application thereof to any Person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other Persons, places and circumstances shall remain in full force and effect only if, after excluding the portion deemed to be unenforceable, the remaining terms shall provide for the consummation of the transactions contemplated hereby in substantially the same manner as originally set forth at the later of the date this Agreement was executed or last amended.

19.    Third Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person; provided that the Holders may enforce the provisions of Section 8 for the benefit of each other Person, if any, who is entitled to indemnification under Section 8.

20.    Limitation on Trustee and Executor Liability. Notwithstanding anything contained in this Agreement to the contrary, Atmos acknowledges and agrees that the trustees of the Robert M. Hearin Support Foundation, the executors of the Estate of Leon Hess and the trustees of the Twenty-Five Year Charitable Lead Annuity Trust Under the Will Of Leon Hess, have executed and delivered this Agreement, and any and all documents in connection herewith, solely as fiduciaries of such Foundation, Estate and Trust, respectively, and not in their personal or individual capacities. Atmos agrees that it shall have no recourse against such trustees and executors in their individual or personal capacities under this Agreement, or under any certificate, representation, warranty, indemnification or other instrument delivered in connection herewith.

[SIGNATURES BEGINNING ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ATMOS ENERGY CORPORATION

By:	/s/ R. EARL FISCHER
Name: R. Earl Fischer Title: Senior Vice President, Utility Operations

ROBERT M. HEARIN SUPPORT FOUNDATION

By:	/s/ DAISY S. BLACKWELL
Name: Daisy S. Blackwell Title: Trustee

By:	/s/ MATTHEW L. HOLLEMAN, III
Name: Matthew L. Holleman, III Title: Trustee

By:	/s/ ROBERT M. HEARIN, JR.
Name: Robert M. Hearin, Jr. Title: Trustee

By:	/s/ LAURIE MCREE
Name: Laurie McRee Title: Trustee

By:	/s/ E. E. LAIRD, JR.
Name: E. E. Laird, Jr. Title: Trustee

By:	/s/ ALAN W. PERRY
Name: Alan W. Perry Title: Trustee

ESTATE OF LEON HESS

By:	/s/ NICHOLAS F. BRADY
Name: Nicholas F. Brady Title: Executor

By:	/s/ JOHN B. HESS
Name: John B. Hess Title: Executor

By:	/s/ THOMAS H. KEAN
Name: Thomas H. Kean Title: Executor

By:	/s/ BURTON T. LEFKOWITZ
Name: Burton T. Lefkowitz Title: Executor

By:	/s/ JOHN Y. SCHREYER
Name: John Y. Schreyer Title: Executor

TWENTY-FIVE YEAR CHARITABLE LEAD ANNUITY TRUST UNDER THE WILL OF LEON HESS

/s/ NICHOLAS F. BRADY
Nicholas F. Brady, as Trustee of the Leon Hess 25 Year Charitable Lead Annuity Trust under Article SIXTH of the Last Will and Testament of Leon Hess

/s/ JOHN B. HESS
John B. Hess, as Trustee of the Leon Hess 25 Year Charitable Lead Annuity Trust under Article SIXTH of the Last Will and Testament of Leon Hess

/s/ THOMAS H. KEAN
Thomas H. Kean, as Trustee of the Leon Hess 25 Year Charitable Lead Annuity Trust under Article SIXTH of the Last Will and Testament of Leon Hess

/s/ BURTON T. LEFKOWITZ
Burton T. Lefkowitz, as Trustee of the Leon Hess 25 Year Charitable Lead Annuity Trust under Article SIXTH of the Last Will and Testament of Leon Hess

/s/ JOHN Y. SCHREYER
John Y. Schreyer, as Trustee of the Leon Hess 25 Year Charitable Lead Annuity Trust under Article SIXTH of the Last Will and Testament of Leon Hess